[COMPANY LETTERHEAD]

                             Notice to Shareholders

                      American Digital Communications, Inc.
                    Annual Meeting of Shareholders to be held
                     Wednesday, August 25, 1999, 10:00 A.M.


Dear Shareholder:

The package of proxy materials mailed to you on or about July 21, 1999, contained a "white" proxy card which omitted the names of the persons to be your proxies and vote your shares at the Annual Meeting.

Enclosed is a new "blue" proxy card, which now includes the names of John G. Simmonds, Chairman, and Carrie J. Weiler, Secretary.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, AND WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED THE "WHITE" PROXY CARD TO THE COMPANY, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THIS "BLUE" PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you attend the Annual Meeting, having returned this "blue" proxy card will not restrict your right to vote in person.

To ensure that we have a quorum for the Annual Meeting and to avoid any additional expense to the Company, we urge you to return the "blue" proxy card immediately.

Your vote is important to us. We apologize for any inconvenience and thank you for your cooperation.

                                                   Very truly yours,

                                                   /s/ Carrie J. Weiler

                                                   Carrie J. Weiler
                                                   Secretary

July 30, 1999

      A M E R I C A N   D I G I T A L   C O M M U N I C A T I O N S , I N C .

                         Annual Meeting of Shareholders

            T H I S   P R O X Y   I S   S O L I C I T E D   O N   B E H A L F
            O F   T H E   B O A R D   O F   D I R E C T O R S

      The undersigned hereby appoints John G. Simmonds, Chairman and Carrie J. Weiler, or if only one is present, then that individual, with full power of substitution, to vote all shares of AMERICAN DIGITAL CORPORATION, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Company's Shareholders to be held at The St. Regis Hotel, Fifth Avenue at 55 th Street, New York, New York, on the 25 th day of August, 1999, at 10:00 a.m. New York City time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

      1. ELECTION OF DIRECTORS:
      To elect the nominees for director below for a term of one year;

|_| FOR all nominees listed below              |_|  WITHHOLD AUTHORITY
    (except as marked to the                        to vote for all nominees
    contrary below)                                 listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

John G. Simmonds              Kenneth J. Adelberg
Charles Cernansky             J. Harry Dunstan
Ian Macdonald                 Arnold Smolen
Lawrence P. Aziz

      2. APPROVAL OF AUDITORS:
      To ratify and approve the appointment of Pannell Kerr Forster PC as independent public auditors for the fiscal year ending February 28, 2000;

             |_| FOR            |_| AGAINST          |_| ABSTAIN

      3. APPROVAL OF CHANGE OF NAME:
      To approve the change of the name of the Company to TrackPower, Inc.

             |_| FOR            |_| AGAINST          |_| ABSTAIN

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

           (Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

PLEASE DATE,  SIGN AND RETURN THIS PROXY PROMPTLY  USING THE ENCLOSED  ENVELOPE.

Receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                                        Dated: ____________________, 1999


                                        ----------------------------------------
                                                (Signature of Stockholder)


                                        ----------------------------------------
                                               (Signature of Stockholder)


                                        Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.